Exhibit 99.1
PRESS RELEASE

Contact:	Investors:
Michael J. Lambert	Patrick F. Williams
EVP & Chief Financial Officer	Vice President, Finance & Investor Relations
NuVasive, Inc.	NuVasive, Inc.
858-909-3394	858-638-5511
investorrelations@nuvasive.com	investorrelations@nuvasive.com

Media:
Jason Rando
The Ruth Group
646-536-7025
jrando@theruthgroup.com
NUVASIVE REPORTS FOURTH QUARTER AND FULL YEAR 2010
FINANCIAL RESULTS
•	Full year 2010 total revenue of $478.2 million; up 29.1% from the full year 2009
•	Fourth quarter 2010 total revenue of $129.3 million; up 20.9% from fourth quarter 2009 and up 7.5% from third quarter 2010
•	GAAP earnings of $61.9 million, or $1.39 per share, for the fourth quarter 2010 and $78.3 million, or $1.85 per share, for the full year 2010
•	Non-GAAP earnings of $19.3 million, or $0.46 per share, for the fourth quarter 2010 and $63.0 million, or $1.52 per share, for the full year 2010
•	Operating cash flow of $65.8 million for the full year 2010; up from $46.4 million for the full year 2009
SAN DIEGO, February 23, 2011 - NuVasive, Inc. (Nasdaq: NUVA) a medical device company focused on developing minimally disruptive surgical products and procedures for the spine, announced today financial results for the quarter and for the full year ended December 31, 2010.

NuVasive reported fourth quarter 2010 revenue of $129.3 million, a 20.9% increase over the $106.9 million for the fourth quarter 2009 and a 7.5% increase over the $120.3 million for the third quarter 2010. Full year 2010 revenue was $478.2 million, a 29.1% increase over the $370.3 million reported for the full year 2009.
Gross profit for the fourth quarter 2010 was $106.2 million and gross margin was 82.1%, compared to a gross profit of $88.9 million and a gross margin of 83.2% for the fourth quarter 2009. For the third quarter 2010, gross profit was $98.7 million and gross margin was 82.1%. Gross profit for the full year 2010 was $393.1 million and gross margin was 82.2%, compared to a gross profit of $309.2 million and gross margin of 83.5% for the full year 2009.
Total operating expenses for the fourth quarter 2010 were $94.9 million compared to $84.7 million in the fourth quarter 2009 and $89.1 million in the third quarter 2010. Full year 2010 operating expenses were $361.0 million compared to $297.9 million reported for the full year 2009. The higher operating expenses in 2010 resulted primarily from additional costs associated with higher revenue, infrastructure expansion, and research and development.
On a GAAP basis, the Company reported net income of $61.9 million, or $1.39 per share, for the fourth quarter 2010, and net income of $78.3 million, or $1.85 per share for the full year 2010.
On a Non-GAAP basis, the Company reported net income of $19.3 million, or $0.46 per share, for the fourth quarter 2010, and net income of $63.0 million, or $1.52 per share, for the full year 2010. The Non-GAAP earnings per share calculations for the fourth quarter and full year exclude, respectively, (i)  non-cash stock-based compensation of $6.9 million and $28.2 million; (ii) certain intellectual property litigation expenses of $1.5 million and $5.1 million; (iii) amortization of intangible assets of $1.4 million and $5.4 million; (iv) acquisition related items of $1.4 million and $3.0 million; and (v) the reversal of an income tax valuation allowance of $53.4 million and $53.4 million.
Cash, cash equivalents and short and long-term marketable securities were $229.7 million at December 31, 2010.
Alex Lukianov, Chairman and Chief Executive Officer, said, “We achieved revenue growth of nearly 30%, a record non-GAAP operating margin well over 15% and more than $65 million in operating cash flow in 2010, despite challenging spine market dynamics. We made great strides in building the body of scientific evidence in support of our unique XLIF technology to demonstrate superior clinical outcomes together with long term follow up. As our focus shifts from achieving $500 million in revenue toward the achievement of our next milestone, the evolution of NuVasive into a $1 billion revenue company, we are laser focused on maintaining the startup mentality that is the very source of NuVasive’s success as a prolific new product innovator. With speed as our competitive edge, we will rely on creativity and resourcefulness and our culture of accountability to bring more game changing innovation to our surgeon customers and deliver exceptional results to our share holders.”

2011 Full Year Financial Guidance
•	Revenue of $525 million to $535 million

•	GAAP EPS of $0.39 to $0.42

•	Non-GAAP EPS of $1.07 to $1.10

•	Non-GAAP Operating Margin of ~16.5%

2011 Guidance Reconciliation of Non-GAAP Operating Margin %

	FY 10	FY 11
	Actual	Estimate

Gross Margin % [A]	82.2%	~ 81%

Non-GAAP Research and Development [B]	8.0%	~ 8%
Non-cash stock-based compensation	0.7%	~ 1%
Acquisition related items	0.4%	as incurred

GAAP research and development	9.1%	~ 9%

Non-GAAP Sales, Marketing and Administrative [C]	58.8%	~ 56.5%
Non-cash stock-based compensation	5.2%	~ 5%
Certain intellectual property litigation expenses	1.1%	~ 1%
Acquisition related items*	0.2%	~ 0.5% & as incurred

GAAP sales, marketing and administrative	65.3%	~ 63%

Amortization of intangible assets	1.1%	~ 1.5%

Non-GAAP Operating Margin % [A-B-C]	15.4%	~ 16.5%

* Acquisition related items include ~ 0.5% of revenue for expenses associated with prior M&A activity and as incurred

Reconciliation of Full Year EPS Guidance

	2010 Pre-Tax	2011 Pre-Tax		2011 Net of Tax*
		Low	High	Low	High
	Actual	Range	Range	Range	Range
GAAP earnings per share**	$0.64	$0.77	$0.82	$0.39	$0.42
Non-cash stock-based compensation	0.70	0.79	0.79	0.47	0.47
Certain intellectual property litigation expenses	0.13	0.13	0.13	0.08	0.08
Amortization of intangible assets	0.13	0.18	0.18	0.11	0.11
Acquisition related items	0.07	0.04	0.04	0.02	0.02

Non-GAAP earnings per share	$1.68	$1.91	$1.96	$1.07	$1.10

Weighted average shares - Diluted***	40,373	42,000	42,000	42,000	42,000

* Effective Tax Rate of ~49% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
** GAAP earnings per share calculated on consolidated net income
*** 2010 weighted average shares shown as pre “if-converted” method

Reconciliation of Non-GAAP Information
Management uses certain Non-GAAP financial measures such as Non-GAAP earnings per share, which exclude non-cash stock-based compensation, certain intellectual property litigation expenses, amortization of intangible assets, acquisition related items, and the reversal of an income tax valuation allowance. Management does not consider these costs in evaluating the continuing operations of the Company. Therefore, management calculates the Non-GAAP financial measures provided in this earnings release excluding these costs and uses these Non-GAAP financial measures to enable it to analyze further, and more consistently, the period-to-period financial performance of its core business operations. Management believes that providing investors with these Non-GAAP measures gives them additional important information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These Non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from Non-GAAP measures used by other companies. Set forth below are reconciliations of the Non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Fourth Quarter 2010 Results

			Earnings Per Share
			Pre “If	Post “If
	Pre-Tax		Converted”	Converted”
(in thousands, except per share data)	adjustments	Net of Tax	Method	Method
GAAP net income *		$61,932	$1.53	$1.39
Non-cash stock-based compensation	6,921	6,641	0.16	0.15
Certain intellectual property litigation expenses	1,549	1,486	0.04	0.03
Amortization of intangible assets	1,360	1,305	0.03	0.03
Acquisition related items	1,440	1,382	0.03	0.03
Reversal of remaining income tax valuation allowance		(53,425)	(1.32)	(1.17)

Non-GAAP earnings		$19,321	$0.48	$0.46

Weighted average shares - Diluted			40,347	45,488

* “if-converted” method assumes add back of $1.5M net of tax ($1.7M pretax) of interest and debt issuance costs to GAAP net income

Reconciliation of Full Year 2010 Results

			Earnings Per Share
			Pre “If	Post “If
	Pre-Tax		Converted”	Converted”
(in thousands, except per share data)	adjustments	Net of Tax	Method	Method
GAAP net income *		$78,285	$1.94	$1.85
Non-cash stock-based compensation	28,225	25,815	0.64	0.57
Certain intellectual property litigation expenses	5,123	4,685	0.12	0.10
Amortization of intangible assets	5,407	4,945	0.12	0.11
Acquisition related items	2,982	2,727	0.07	0.06
Reversal of remaining income tax valuation allowance		(53,425)	(1.32)	(1.17)

Non-GAAP earnings		$63,032	$1.56	$1.52

Weighted average shares - Diluted			40,373	45,514

* “if-converted” method assumes add back of $6.0M net of tax ($6.7M pretax) of interest and debt issuance costs to GAAP net income
Conference Call
NuVasive will hold a conference call today at 5:30 p.m. ET / 2:30 p.m. PT to discuss the results. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the investor relations page of the Company’s corporate website at www.nuvasive.com.
After the live webcast, the call will remain available on NuVasive’s website, www.nuvasive.com, through March 25, 2011. In addition, a telephonic replay of the call will be available until March 9, 2011. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use replay pin number 365288.

About NuVasive
NuVasive is a medical device company focused on developing minimally disruptive surgical products and procedures for the spine. The Company is the 5th largest player in the $7.7 billion global spine market.
NuVasive’s principal product offering is based on its Maximum Access Surgery, or MAS® platform. The MAS platform combines four categories of products that collectively minimize soft tissue disruption during spine surgery with maximum visualization and safe, easy reproducibility for the surgeon: a proprietary software-driven nerve avoidance system; MaXcess®, a unique split-blade retractor system; a wide variety of specialized implants; and several biologic fusion enhancers. MAS significantly reduces surgery time and returns patients to activities of daily living much faster than conventional approaches. Having redefined spine surgery with the MAS platform’s lateral approach, known as eXtreme Lateral Interbody Fusion, or XLIF®, NuVasive has built an entire spine franchise. With over 65 products today spanning lumbar, thoracic and cervical applications, the Company will continue to expand and evolve its offering predicated on its R&D focus and dedication to outstanding service levels supported by a culture of Absolute Responsiveness®.
NuVasive cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts and the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability; the uncertain process of seeking regulatory approval or clearance for NuVasive’s products or devices, including risks that such process could be significantly delayed; the possibility that the FDA may require significant changes to NuVasive’s products or clinical studies; the risk that products may not perform as intended and may therefore not achieve commercial success; the risk that competitors may develop superior products or may have a greater market position enabling more successful commercialization; the risk that additional clinical data may call into question the benefits of NuVasive’s products to patients, hospitals and surgeons; and other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.
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NuVasive, Inc.
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Revenue	$129,304	$106,935	$478,237	$370,340
Cost of goods sold (excluding amortization of purchased technology)	23,102	18,002	85,139	61,110

Gross profit	106,202	88,933	393,098	309,230

Operating expenses:
Sales, marketing and administrative	82,018	72,476	312,122	254,997
Research and development	11,490	10,943	43,479	37,581
Amortization of intangible assets	1,360	1,263	5,407	5,335

Total operating expenses	94,868	84,682	361,008	297,913

Interest and other (expense) income, net:
Interest income	193	189	760	1,507
Interest expense	(1,667)	(1,676)	(6,672)	(7,116)
Other (expense) income, net	(345)	136	(264)	461

Total interest and other (expense) income, net	(1,819)	(1,351)	(6,176)	(5,148)

Income before income taxes	9,515	2,900	25,914	6,169
Income tax (benefit) expense	(52,018)	679	(50,619)	1,732

Consolidated net income	$61,533	$2,221	$76,533	$4,437

Net loss attributable to noncontrolling interests	$(399)	$(60)	$(1,752)	$(1,371)

Net income attributable to NuVasive, Inc.	$61,932	$2,281	$78,285	$5,808

Net income per share attributable to NuVasive, Inc.:
Basic	$1.57	$0.06	$1.99	$0.16

Diluted	$1.39	$0.06	$1.85	$0.15

Weighted average shares outstanding:
Basic	39,486	38,645	39,251	37,426

Diluted	45,488	39,813	45,514	38,751

Stock-based compensation is included in operating expenses in the following categories:
Sales, marketing and administrative	$6,099	$4,800	$24,945	$19,549
Research and development	822	828	3,280	4,244

	$6,921	$5,628	$28,225	$23,793

NuVasive, Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$92,597	$65,413
Short-term marketable securities	86,458	99,279
Accounts receivable, net	76,632	58,462
Inventory	107,577	90,191
Deferred tax assets	4,425	-
Prepaid expenses and other current assets	4,082	3,757

Total current assets	371,771	317,102
Property and equipment, net	102,165	82,602
Long-term marketable securities	50,635	39,968
Intangible assets, net	107,121	103,338
Goodwill	103,070	101,938
Deferred tax assets, non-current	52,033	612
Other assets	15,234	7,260

Total assets	$802,029	$652,820

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$58,995	$35,636
Accrued payroll and related expenses	17,266	19,111
Acquisition-related liabilities	32,715	-

Total current liabilities	108,976	54,747
Senior convertible notes	230,000	230,000
Long-term acquisition related liabilities	326	30,694
Deferred tax liabilities	3,685	16,756
Other long-term liabilities	12,810	10,772
Commitments and contingencies

Noncontrolling interests	11,877	13,629

Stockholders’ equity:
Common stock	40	39
Additional paid-in capital	545,114	485,757
Accumulated other comprehensive income	616	126
Accumulated deficit	(111,415)	(189,700)

Total stockholders’ equity	434,355	296,222

Total liabilities and stockholders’ equity	$802,029	$652,820

NuVasive, Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2010	2009	2008

Operating activities:
Consolidated net income (loss)	$76,533	$4,437	$(27,528)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	36,737	29,841	23,105
Deferred income tax benefit	(53,664)	-	-
In-process research and development	-	-	20,876
Stock-based compensation	28,225	23,793	20,947
Leasehold abandonment (reversal)	-	(1,997)	4,403
Allowance for doubtful accounts and sales return reserve, net of write-offs	(995)	2,211	1,026
Allowance for excess and obsolete inventory	1,607	2,297	(836)
Other non-cash adjustments	6,299	3,359	179
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(16,411)	(8,582)	(25,152)
Inventory	(18,664)	(23,133)	(32,451)
Prepaid expenses and other current assets	(3,559)	760	274
Accounts payable and accrued liabilities	11,596	5,932	5,098
Accrued payroll and related expenses	(1,877)	7,501	5,057

Net cash provided by (used in) operating activities	65,827	46,419	(5,002)
Investing activities:
Cash paid for acquisitions and investments	(973)	(46,055)	(41,256)
Purchases of property and equipment	(45,846)	(32,878)	(39,795)
Purchases of marketable securities	(203,415)	(157,278)	(159,186)
Sales of marketable securities	204,439	108,308	95,926
Other assets	-	-	(304)

Net cash used in investing activities	(45,795)	(127,903)	(144,615)
Financing activities:
Payments of long-term liabilities	-	-	(300)
Issuance of convertible debt, net of costs	-	-	222,442
Purchase of convertible note hedges	-	-	(45,758)
Sale of warrants	-	-	31,786
Tax benefits related to stock-based compensation awards	186	1,902	-
Issuance of common stock	14,831	12,556	11,850
Other assets	(7,935)	-	-

Net cash provided by financing activities	7,082	14,458	220,020
Effect of exchange rate changes on cash	70	121	-

Increase (decrease) in cash and cash equivalents	27,184	(66,905)	70,403
Cash and cash equivalents at beginning of year	65,413	132,318	61,915

Cash and cash equivalents at end of year	$92,597	$65,413	$132,318